UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2009. The net asset values (NAV) per share at that date were $36.11, $36.06, $35.98 and $36.26 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2009	Year Ended December 31, 2009
Cohen & Steers Global Realty Shares—Class A	31.53%	37.45%
Cohen & Steers Global Realty Shares—Class B	31.10%	36.58%
Cohen & Steers Global Realty Shares—Class C	31.08%	36.52%
Cohen & Steers Global Realty Shares—Class I	31.69%	37.82%
FTSE EPRA/NAREIT Developed Real Estate Index[a]	30.58%	38.26%
S&P 500 Index[a]	22.59%	26.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. These recharacterizations could result in the Fund paying distributions in excess of its investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

Investment Review

In 2009, global real estate securities markets began to rebound from the financial and credit market crises that began in 2008. After a challenging first two months, markets rallied, with momentum slowing in the fourth quarter. For the year, global real estate securities outperformed the broad equity markets: the FTSE EPRA/NAREIT Developed Real Estate Index had a total return of +38.3%, compared with +30.8% for the MSCI World Index.a a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 273 constituents from 19 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Valuations began to rise in March as listed real estate companies demonstrated their access to multiple sources of capital. The recapitalization trend moved around the world—Australian listed property trusts, followed by U.K. REITs and then U.S. REITs. Cohen & Steers was instrumental in these capital raisings, and was a cornerstone investor in many of the offerings. Low interest rates also had an enormous impact: they gave weak companies the time to renegotiate loans and repair their balance sheets. This staved off the collapse of the real estate market, but it also deferred "fire sale" acquisition opportunities.

Recapitalization sparked the U.S. rally

U.S. REITs had a total return of +28.8% for the year as measured by the FTSE NAREIT Equity REIT Index.b The group rebounded from multiyear lows after significant recapitalization and deleveraging reassured investors that they could strengthen their balance sheets, meet debt maturities and take advantage of buying opportunities. In total, public real estate companies raised $20 billion of new equity during the year.

Hotel companies were top performers

The hotel sector (+67.2%) led all U.S. property types in 2009. Their short leases allowed them to respond quickly to changing economic conditions, and they rose amid signs of economic stabilization and likely future economic growth.

Regional malls (+63.0%) turned in a better-than-expected performance, benefiting from recapitalization and stabilization in retail sales and increased consumer confidence. Simon Property Group, the country's largest mall operator, was the first major U.S. REIT to issue new equity. Office REITs (+35.6%) were aided by less-severe unemployment in New York than anticipated.

Shopping centers declined

The shopping center sector (–1.7%) was the only REIT property group to post a negative total return during the year. Typically considered defensive because of their consumer staples anchors (supermarkets and drug stores), shopping centers' smaller retailers proved to be highly sensitive to the economic downturn.

Health care REITs (+24.6%) and self storage companies (+8.4%) trailed the benchmark, as defensive sectors lagged their more economically sensitive counterparts during the rally.

U.K. cap rates declined

The United Kingdom (which had a total return of +16.5% in the year)c advanced in the second quarter, aided by the capital raisings that began in February. However, the rally leveled off in June, once major REITs' capital needs had been met and investors refocused on fundamentals, which remained weak. Third- and fourth-quarter property

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Country returns are in local currency as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

transactions indicated that valuations of high-quality commercial real estate had stabilized, and cap rates declined considerably. Buyers were drawn by relatively high yields in one of the world's financial capitals and, in the case of foreign buyers, by the weak pound, which enhanced affordability.

France paced Europe's rally

France (+50.0%) had the strongest performance of Europe's major economies. For many years rents were indexed to the cost of construction, which benefited office and retail properties. Indexation turned negative in the second half of the year, however, which has put downward pressure on rents. Over the course of the year Germany (+19.7%), Europe's largest economy, dropped sharply and then reversed course, aided by government stimulus spending and construction investment.

In news, Spain launched its version of the REIT model (SOCIMI) in June. Unlike most REIT structures, it includes a corporate income tax (18%); however, dividends paid to individuals will be tax-exempt.

Asia Pacific outperformed the U.S. and Europe

Hong Kong property stocks (+88.8%) benefited from declining lending rates, and limited residential supply, along with a brightening economic outlook. Shares of developers had sizable gains as the volume of residential units grew and selling prices increased. The stocks of landlords advanced, aided by signs that office rents had seen the worst of their declines.

Japan (+4.1%) began to rebound after a weak start. In the first half of the year financially weaker J-REITs, which had declined on bankruptcy worries, saw a sharp turnaround amid indications that the government was willing to extend credit to distressed companies.

Australia (+6.4%) strengthened in the wake of recapitalizations and benefited further as the country's economy turned a positive corner sooner than expected. In the fourth quarter, in response to strong economic growth, the country's central bank increased short-term interest rates three times, to 3.75%.

Singapore (+78.4%) saw brightening economic prospects as well as a rebound in residential transaction volume, aided by developers' price cuts and new mortgage offerings from local banks. The market's office stocks performed well despite supply concerns and a continued decline in rents; demand held up better than expected, with resilient lease renewal.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Global Real Estate Securities Total Returns in Local Currencies
January 1, 2009—December 31, 2009

(1) Return is in local currency as measured by the FTSE NAREIT Equity REIT Index.

Fund performance

The Fund had a sizable absolute total return for the year and modestly trailed its benchmark. Factors that detracted from relative performance included stock selection in Japan. We were underweight certain J-REITs that we viewed as less attractive, but which benefited from the government's decision to provide refinancing. Our stock selection and overweight in the United Kingdom hindered performance as well; we owned some major real estate companies that underperformed despite their successful capital raisings. We maintain a favorable long-term view of this market.

Our underweight in France hampered performance, as did our stock selection and underweight in Germany and our underweight in Austria (which had a total return of +121.7% within the index). In Austria, we were affected by not owning stocks of companies with material corporate governance issues, which we deemed generally risky, but which rebounded with the market nonetheless.

The major contributors to performance were our stock selection and underweight in the United States and our overweight and stock selection in Hong Kong. The Fund also benefited from our out-of-benchmark allocation to Brazil, where our holdings had strong returns.

The Fund's small allocation to Norway (+289.4%), and our overweight in Australia also helped performance. In Australia, we participated in some of the more balance sheet-enhancing capital raisings that helped these stocks perform well. The lack of investment in Belgium (+13.6%) and our underweight in Switzerland (+18.9%) were

COHEN & STEERS GLOBAL REALTY SHARES, INC.

likewise beneficial, and reflected our view that those countries' real estate securities are expensive based on their long-term total return potential.

U.S. dollar-based investors benefited from currency movements, with most major currencies appreciating against the dollar.

Investment Outlook

We expect 2010 to be a year of moderate economic growth and continued stabilization in global capital markets. The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth. Further capital raising will most likely be for acquisitions. In this environment of low interest rates and relatively high cap rates, well-capitalized REITs may have acquisition opportunities that will be immediately accretive to funds from operations and NAVs. We believe this is the beginning of the acquisition and fundamental recovery phases of the total return cycle.

At present there is very limited new construction in most markets, which speaks to the potential for better-than-expected net operating income in 2010 and 2011. Acquisitions, rent growth and organic growth offer the possibility for earnings to accelerate, which will be particularly important if central banks raise interest rates. Private companies in need of capital may decide to go public and launch a new initial public offering cycle.

U.S. acquisition cycle is under way

In the United States, non-bank real estate financing is poised to resume, which could drive further cap-rate compression. We expect lender workouts and capital markets to normalize mid-2010, at which time there should be a high volume of accretive acquisition opportunities.

On a sector-specific basis, we believe that shopping centers and class-A malls will perform well. Offices should benefit from low supply and stabilization in jobs, and industrial REITs from a bottoming in gross domestic product and the start of the inventory cycle. While we expect apartment company fundamentals to improve with job growth and demographic shifts, we remain cautious because of their less favorable valuations.

European outlook is generally positive

There has been significant cap-rate compression across prime U.K. assets, and the trend should continue. This reflects a rebound in London office rents, a relatively benign supply backdrop and demand for high-quality properties from foreign investors. While a modest increase in supply is projected for 2010—mostly in the City—the development pipeline in London stands at a 20-year low. We believe rents in West End and City offices will rise substantially over 2010 on the back of this low availability. The outlook for retail rents is more subdued as U.K. consumer growth remains sluggish.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

France's somewhat insulated economy and strong consumers gave it some downside protection in the recession, yet early indicators suggest that its participation in the recovery is better than expected. The rental declines for prime Paris office space have moderated, easing concerns about a dramatic downturn. We believe that fundamentals point to long-term growth. Retailers and office property owners should see relatively resilient income streams, although the contribution to rents from indexation is fading (more so for office companies).

The Netherlands is home to attractive pan-European mall owners with strong balance sheets, and we favor those with visible cash flows and good management teams. Germany's rebound indicates that it could have the best economic backdrop within Europe in 2010, which would give some aid to currently weak real estate fundamentals. High leverage among listed real estate companies remains a concern.

Japan faces challenges but offers value

In Japan our focus remains on property companies with good balance sheets. We are cautious toward J-REITs, favoring those with strong sponsors. Over time, J-REITs should be able to expand their portfolios, earning more favor from their ability to make acquisitions amid scarce capital. Still, given falling rents and rising vacancies, dividend growth will be difficult to achieve.

Hong Kong's economy is gradually recovering. In the office sector, property values have already shown signs of a rebound, while the decline in rents has moderated significantly. We believe a bottom is near and that significant rental growth could occur in 2010 and especially 2011. Residential prices stand to benefit over time from economic recovery and the availability of fixed-rate mortgage plans.

Australia's unemployment rate fell slightly in November, and the majority of job growth was full time. We remain positive on the country's relative economic strength and view its office sector as the largest beneficiary. Stock valuations are attractive, in our view.

In Singapore, we are turning more positive on sectors driven by a recovery in external demand, including offices and hotels. After the strong rally in the residential sector in 2009, the government is imposing tightening measures on the mass market; we favor developers with a higher luxury component, which should be less affected by policy measures.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J. M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

  CHARLES J. MCKINLEY

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Cohen & Steers Global Realty Shares—Class A

Growth of a $10,000 Investment

Cohen & Steers Global Realty Shares—Class B

Growth of a $10,000 Investment

Cohen & Steers Global Realty Shares—Class C

Growth of a $10,000 Investment

Cohen & Steers Global Realty Shares—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2009.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	31.27%[b]	31.58%[c]	35.52%[e]	—
1 Year (without sales charge)	37.45%	36.58%	36.52%	37.82%
5 Years (with sales charge)	–1.72%[b]	–1.87%[d]	–1.47%	—
5 Years (without sales charge)	–0.81%	–1.47%	–1.47%	–0.46%
10 Years (without sales charge)	—	—	—	8.93%
Since Inception[f] (with sales charge)	1.33%[b]	1.37%[e]	1.56%	—
Since Inception[f] (without sales charge)	2.23%	1.55%	1.56%	8.60%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2009 prospectuses were as follows: Class A—1.72% and 1.63%; Class B—2.37% and 2.28%; Class C—2.38% and 2.29%; and Class I—1.41% and 1.29%. Through April 30, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.65% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 30, 2004 for Class A, B, and C and May 8, 1997 for Class I.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009—December 31, 2009.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009– December 31, 2009
Class A
Actual (31.53% return)	$1,000.00	$1,315.30	$9.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39
Class B
Actual (31.10% return)	$1,000.00	$1,311.00	$13.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.61	$11.67
Class C
Actual (31.08% return)	$1,000.00	$1,310.80	$13.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.61	$11.67
Class I
Actual (31.69% return)	$1,000.00	$1,316.90	$7.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

*  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.65%, 2.30%, 2.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.73%, 2.39%, 2.39% and 1.39%, respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

DECEMBER 31, 2009

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Sun Hung Kai Properties Ltd.	$12,503,619	5.2%
Simon Property Group	10,342,319	4.3
Westfield Group	8,846,989	3.7
Unibail-Rodamco	8,248,326	3.4
Mitsubishi Estate Co., Ltd.	8,046,793	3.3
Mitsui Fudosan Co., Ltd.	6,714,541	2.8
Public Storage	6,051,246	2.5
ProLogis	5,728,868	2.4
Stockland	5,507,582	2.3
CapitaLand Ltd.	5,333,874	2.2

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2009

		Number of Shares	Value
COMMON STOCK	97.7%
AUSTRALIA	12.2%
DIVERSIFIED	5.9%
BGP Holdings PLC (EUR)[a,b]		4,151,319	$0
Dexus Property Group[a]		3,867,544	2,934,214
FKP Property Group[a]		532,483	375,439
GPT Group[a]		3,303,209	1,775,021
Mirvac Group[a]		2,600,656	3,628,567
Stockland[a]		1,563,225	5,507,582
			14,220,823
INDUSTRIAL	1.1%
Goodman Group[a]		4,619,092	2,613,227
OFFICE	1.5%
Commonwealth Property Office Fund[a]		2,020,884	1,750,314
ING Office Fund[a]		3,559,603	2,023,368
			3,773,682
RETAIL	3.7%
Westfield Group[a]		790,481	8,846,989
TOTAL AUSTRALIA			29,454,721
AUSTRIA	0.4%
OFFICE
Atrium European Real Estate Ltd.[a]		157,168	1,057,809
BERMUDA	0.5%
HOTEL
Orient-Express Hotels Ltd.[b]		125,904	1,276,667
BRAZIL	0.4%
RETAIL
BR Malls Participacoes SAb		78,731	972,267
CANADA	2.4%
OFFICE	1.2%
Brookfield Properties Corp.		241,643	2,928,713

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
RESIDENTIAL	0.7%
Boardwalk REIT		50,753	$1,797,962
RETAIL	0.5%
Primaris Retail REIT		71,082	1,096,968
TOTAL CANADA			5,823,643
FINLAND	0.7%
DIVERSIFIED
Citycon Oyj[a]		122,110	511,220
Sponda Oyj[a,b]		280,809	1,096,102
			1,607,322
FRANCE	4.2%
DIVERSIFIED
ICADE[a]		18,462	1,767,597
Unibail-Rodamco[a]		37,547	8,248,326
			10,015,923
GERMANY	1.2%
DIVERSIFIED	0.7%
IVG Immobilien AGa,b		219,229	1,672,684
RESIDENTIAL	0.5%
Deutsche Wohnen AGa,b		121,469	1,162,088
TOTAL GERMANY			2,834,772
HONG KONG	20.7%
DIVERSIFIED	15.6%
Agile Property Holdings Ltd.[a]		1,565,000	2,275,750
China Resources Land Ltd.[a]		782,000	1,764,235
Glorious Property Holdings Ltd.[b]		5,153,124	2,332,843
Great Eagle Holdings Ltd.[a]		73,239	189,909
Hang Lung Properties Ltd.[a]		646,000	2,532,547
Henderson Land Development Company Ltd.[a]		664,261	4,980,841
Hysan Development Company Ltd.[a]		607,600	1,719,557
KWG Property Holding Ltd.[a]		2,224,040	1,693,917
New World Development Ltd.[a]		2,077,000	4,231,684

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
Shimao Property Holdings Ltd.[a]		1,269,500	$2,380,148
Sun Hung Kai Properties Ltd.[a]		840,912	12,503,619
Wharf Holdings Ltd.[a]		157,000	901,024
			37,506,074
HOTEL	0.2%
Shangri-La Asia Ltd.[a]		304,000	569,569
OFFICE	2.2%
Hongkong Land Holdings Ltd. (USD)[a]		1,078,800	5,313,177
RESIDENTIAL	1.4%
China Overseas Land & Investment Ltd.[a]		1,541,720	3,226,406
RETAIL	1.3%
Link REIT[a]		1,233,654	3,135,233
TOTAL HONG KONG			49,750,459
JAPAN	10.1%
DIVERSIFIED	8.1%
Kenedix Realty Investment Corp.[a]		205	561,269
Mitsubishi Estate Co., Ltd.[a]		504,000	8,046,793
Mitsui Fudosan Co., Ltd.[a]		397,117	6,714,541
Sumitomo Realty & Development Co., Ltd.[a]		153,000	2,888,256
Tokyo Tatemono Co., Ltd.[a]		328,312	1,262,926
			19,473,785
OFFICE	0.6%
DA Office Investment Corp.[a]		140	297,404
Japan Prime Realty Investment Corp.[a]		185	384,407
Japan Real Estate Investment Corp.[a]		112	825,642
			1,507,453
RESIDENTIAL	0.9%
Goldcrest Co., Ltd.[a]		76,968	2,155,274
RETAIL	0.5%
AEON Mall Co., Ltd.[a]		58,800	1,139,179
TOTAL JAPAN			24,275,691

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
NETHERLANDS	0.5%
RETAIL
Corio NVa		18,981	$1,293,173
NORWAY	0.5%
OFFICE
Norwegian Property ASA[a,b]		522,089	1,207,266
SINGAPORE	3.0%
DIVERSIFIED	2.2%
CapitaLand Ltd.[a]		1,798,000	5,333,874
Keppel Land Ltd.[a]		30	74
			5,333,948
OFFICE	0.3%
CapitaCommercial Trust[a]		917,000	759,358
RETAIL	0.5%
CapitaMalls Asia Ltd.		590,000	1,066,733
TOTAL SINGAPORE			7,160,039
SWEDEN	0.4%
DIVERSIFIED
Fabege ABa		158,623	992,949
UNITED KINGDOM	7.7%
DIVERSIFIED	4.6%
British Land Co., PLC[a]		202,037	1,555,762
Hammerson PLC[a]		581,523	3,958,103
Land Securities Group PLC[a]		449,396	4,946,319
London & Stamford Property Ltd.		296,200	574,107
			11,034,291
INDUSTRIAL	0.7%
Segro PLC[a]		308,001	1,708,414
OFFICE	1.4%
Derwent London PLC[a]		97,698	2,076,080
Great Portland Estates PLC[a]		267,358	1,237,555
			3,313,635

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
RESIDENTIAL	0.8%
Unite Group PLC[a,b]		400,334	$1,935,553
SELF STORAGE	0.2%
Big Yellow Group PLC[a,b]		98,731	562,449
TOTAL UNITED KINGDOM			18,554,342
UNITED STATES	32.8%
DIVERSIFIED	3.1%
Cousins Properties		156,444	1,193,668
Forest City Enterprises[b]		191,227	2,252,654
Vornado Realty Trust		58,117	4,064,703
			7,511,025
HEALTH CARE	2.9%
Brookdale Senior Living[b]		224,635	4,086,110
HCP		96,792	2,956,028
			7,042,138
HOTEL	3.4%
Hospitality Properties Trust		54,617	1,294,969
Host Hotels & Resorts		269,272	3,142,404
Hyatt Hotels Corp.		15,390	458,776
Starwood Hotels & Resorts Worldwide		35,255	1,289,276
Sunstone Hotel Investors[b]		216,299	1,920,735
			8,106,160
INDUSTRIAL	2.4%
ProLogis		418,471	5,728,868
OFFICE	3.0%
BioMed Realty Trust		63,723	1,005,549
Boston Properties		42,671	2,861,944
Kilroy Realty Corp.		56,713	1,739,388
SL Green Realty Corp.		34,109	1,713,636
			7,320,517
OFFICE/INDUSTRIAL	1.0%
PS Business Parks		47,770	2,390,888

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
RESIDENTIAL	5.0%
APARTMENT	4.6%
Apartment Investment & Management Co.		113,836	$1,812,269
AvalonBay Communities		24,185	1,985,830
Colonial Properties Trust		97,195	1,140,097
Education Realty Trust		59,264	286,838
Equity Residential		99,050	3,345,909
Post Properties		131,490	2,577,204
			11,148,147
MANUFACTURED HOME	0.4%
Equity Lifestyle Properties		17,042	860,110
TOTAL RESIDENTIAL			12,008,257
SELF STORAGE	3.4%
Public Storage		74,294	6,051,246
Sovran Self Storage		36,313	1,297,464
U-Store-It Trust		114,475	837,957
			8,186,667
SHOPPING CENTER	8.6%
COMMUNITY CENTER	2.3%
Developers Diversified Realty Corp.		256,244	2,372,820
Kimco Realty Corp.		98,751	1,336,101
Regency Centers Corp.		55,007	1,928,545
			5,637,466
REGIONAL MALL	6.3%
General Growth Properties		4,305	49,766
Macerich Co.		131,871	4,740,763
Simon Property Group		129,603	10,342,319
			15,132,848
TOTAL SHOPPING CENTER			20,770,314
TOTAL UNITED STATES			79,064,834
TOTAL COMMON STOCK (Identified cost—$197,272,825)			235,341,877

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.06%[c]		2,160,000	$2,160,000
State Street Institutional Liquid Reserves Fund, 0.16%[c]		2,160,000	2,160,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,320,000)			4,320,000
TOTAL INVESTMENTS (Identified cost—$201,592,825)	99.5%		239,661,877
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		1,159,302
NET ASSETS	100.0%		$240,821,179

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 59.9% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:
Investments in securities, at value (Identified cost—$201,592,825)	$239,661,877
Cash	28,534
Foreign currency, at value (Identified cost—$6,766)	6,759
Receivable for:
Fund shares sold	1,329,821
Dividends and interest	685,863
Investment securities sold	128,143
Other assets	7,215
Total Assets	241,848,212
LIABILITIES:
Payable for:
Investment securities purchased	416,661
Fund shares redeemed	198,942
Investment advisory fees	177,257
Administration fees	3,917
Distribution fees	3,699
Directors' fees	2,626
Shareholder servicing fees	1,343
Other liabilities	222,588
Total Liabilities	1,027,033
NET ASSETS	$240,821,179
NET ASSETS consist of:
Paid-in-capital	$326,450,185
Dividends in excess of net investment income	(7,370,358)
Accumulated net realized loss	(116,327,128)
Net unrealized appreciation	38,068,480
$240,821,179

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2009

CLASS A SHARES:
NET ASSETS	$121,434,842
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,362,874
Net asset value and redemption price per share	$36.11
Maximum offering price per share ($36.11 ÷ 0.955)[a]	$37.81
CLASS B SHARES:
NET ASSETS	$1,833,423
Shares issued and outstanding ($0.001 par value common stock outstanding)	50,847
Net asset value and offering price per share[b]	$36.06
CLASS C SHARES:
NET ASSETS	$48,082,242
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,336,207
Net asset value and offering price per share[b]	$35.98
CLASS I SHARES:
NET ASSETS	$69,470,672
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,916,131
Net asset value, offering and redemption price per share	$36.26

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

Investment Income:
Dividend income (net of $444,196 of foreign withholding tax)	$5,165,053
Other income	23,085
Total Income	5,188,138
Expenses:
Investment advisory fees	1,371,400
Distribution fees—Class A	172,438
Distribution fees—Class B	12,359
Distribution fees—Class C	268,895
Custodian fees and expenses	277,590
Shareholder servicing fees—Class A	68,975
Shareholder servicing fees—Class B	4,120
Shareholder servicing fees—Class C	89,632
Transfer agent fees and expenses	159,504
Administration fees	130,849
Shareholder reporting expenses	106,576
Professional fees	98,955
Registration and filing fees	72,869
Directors' fees and expenses	52,830
Line of credit fees	10,910
Miscellaneous	17,468
Total Expenses	2,915,370
Reduction of Expenses (See Note 2)	(318,041)
Net Expenses	2,597,329
Net Investment Income	2,590,809
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(29,132,445)
Foreign currency transactions	(337,092)
Net realized loss	(29,469,537)
Net change in unrealized depreciation on:
Investments	75,661,250
Foreign currency translations	6,609
Net change in unrealized depreciation	75,667,859
Net realized and unrealized gain	46,198,322
Net Increase in Net Assets Resulting from Operations	$48,789,131

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$2,590,809	$2,978,243
Net realized loss	(29,469,537)	(82,062,721)
Net change in unrealized appreciation (depreciation)	75,667,859	(23,116,843)
Net increase (decrease) in net assets resulting from operations	48,789,131	(102,201,321)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,969,966)	(1,452,863)
Class B	(88,548)	(30,859)
Class C	(2,226,195)	(751,677)
Class I	(3,692,997)	(1,225,602)
Tax return of capital:
Class A	(95,991)	(451,928)
Class B	(2,409)	(18,381)
Class C	(51,986)	(352,365)
Class I	(65,195)	(271,328)
Total dividends and distributions to shareholders	(12,193,287)	(4,555,003)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	71,303,349	80,887,689
Total increase (decrease) in net assets	107,899,193	(25,868,635)
Net Assets:
Beginning of year	132,921,986	158,790,621
End of year[a]	$240,821,179	$132,921,986

a  Includes dividends in excess of net investment income of $7,370,358 and $825,878, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.87	$50.32	$69.88	$58.90	$52.96
Income from investment operations:
Net investment income	0.52 [a]	0.73 [a]	0.38 [b]	0.42	0.49 [a]
Net realized and unrealized gain (loss)	9.75	(22.18)	(12.68)	18.12	6.74
Total from investment operations	10.27	(21.45)	(12.30)	18.54	7.23
Less dividends and distributions to shareholders from:
Net investment income	(2.01)	(0.77)	(0.39)	(0.42)	(1.26)
Net realized gain	—	—	(6.90)	(6.51)	(0.10)
Tax return of capital	(0.04)	(0.25)	—	(0.64)	—
Total dividends and distributions to shareholders	(2.05)	(1.02)	(7.29)	(7.57)	(1.36)
Redemption fees retained by the Fund	0.02	0.02	0.03	0.01	0.07
Net increase (decrease) in net asset value	8.24	(22.45)	(19.56)	10.98	5.94
Net asset value, end of year	$36.11	$27.87	$50.32	$69.88	$58.90
Total investment return[c]	37.45%	–42.79%	–18.85%	32.14%	13.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$121.4	$49.7	$62.2	$60.3	$25.7
Ratio of expenses to average daily net assets (before expense reduction)	1.86%[d]	1.72%	1.67%	1.61%	1.84%
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%	1.64%	1.57%	1.61%	1.65%
Ratio of net investment income to average daily net assets (before expense reduction)	1.51%	1.62%	0.31%	0.59%	0.67%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.70%	1.71%	0.41%	0.59%	0.87%
Portfolio turnover rate	170%	127%	228%	109%	158%

a  Calculation based on average shares outstanding.

b  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.82	$50.12	$69.65	$58.74	$52.92
Income from investment operations:
Net investment income (loss)	0.35 [a]	0.42 [a]	(0.01)[b]	—	(0.22)[a]
Net realized and unrealized gain (loss)	9.69	(22.02)	(12.65)	18.04	7.03
Total from investment operations	10.04	(21.60)	(12.66)	18.04	6.81
Less dividends and distributions to shareholders from:
Net investment income	(1.78)	(0.47)	—	—	(0.94)
Net realized gain	—	—	(6.90)	(6.51)	(0.10)
Tax return of capital	(0.04)	(0.25)	—	(0.64)	—
Total dividends and distributions to shareholders	(1.82)	(0.72)	(6.90)	(7.15)	(1.04)
Redemption fees retained by the Fund	0.02	0.02	0.03	0.02	0.05
Net increase (decrease) in net asset value	8.24	(22.30)	(19.53)	10.91	5.82
Net asset value, end of year	$36.06	$27.82	$50.12	$69.65	$58.74
Total investment return[c]	36.58%	–43.14%	–19.40%	31.29%	12.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.8	$1.9	$3.5	$3.6	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	2.51%[d]	2.37%	2.32%	2.26%	2.56%
Ratio of expenses to average daily net assets (net of expense reduction)	2.30%	2.28%	2.22%	2.26%	2.30%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.95%	0.90%	(0.33)%	0.00%	(0.65)%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.19%	0.99%	(0.23)%	0.00%	(0.39)%
Portfolio turnover rate	170%	127%	228%	109%	158%

a  Calculation based on average shares outstanding.

b  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.79	$50.14	$69.68	$58.78	$52.93
Income from investment operations:
Net investment income (loss)	0.34 [a]	0.46 [a]	0.03 [b]	—	(0.19)[a]
Net realized and unrealized gain (loss)	9.67	(22.07)	(12.66)	18.04	7.03
Total from investment operations	10.01	(21.61)	(12.63)	18.04	6.84
Less dividends and distributions to shareholders from:
Net investment income	(1.80)	(0.51)	(0.04)	(0.01)	(0.94)
Net realized gain	—	—	(6.90)	(6.51)	(0.10)
Tax return of capital	(0.04)	(0.25)	—	(0.64)	—
Total dividends and distributions to shareholders	(1.84)	(0.76)	(6.94)	(7.16)	(1.04)
Redemption fees retained by the Fund	0.02	0.02	0.03	0.02	0.05
Net increase (decrease) in net asset value	8.19	(22.35)	(19.54)	10.90	5.85
Net asset value, end of year	$35.98	$27.79	$50.14	$69.68	$58.78
Total investment return[c]	36.52%	–43.17%	–19.36%	31.28%	13.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$48.1	$39.7	$46.0	$38.2	$15.9
Ratio of expenses to average daily net assets (before expense reduction)	2.51%[d]	2.38%	2.34%	2.26%	2.54%
Ratio of expenses to average daily net assets (net of expense reduction)	2.30%	2.28%	2.22%	2.26%	2.30%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.93%	1.01%	(0.34)%[e]	0.00%	(0.57)%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.16%	1.10%	(0.22)%[e]	0.00%	(0.33)%
Portfolio turnover rate	170%	127%	228%	109%	158%

a  Calculation based on average shares outstanding.

b  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

e  Because the ratios are based on average net assets, the results may differ from the per share amount reflected above.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.98	$50.54	$70.14	$59.09	$53.00
Income from investment operations:
Net investment income	0.65 [a]	0.92 [a]	0.57 [b]	0.65	0.20 [a]
Net realized and unrealized gain (loss)	9.75	(22.34)	(12.72)	18.19	7.24
Total from investment operations	10.40	(21.42)	(12.15)	18.84	7.44
Less dividends and distributions to shareholders from:
Net investment income	(2.10)	(0.91)	(0.59)	(0.65)	(1.40)
Net realized gain	—	—	(6.90)	(6.51)	(0.10)
Tax return of capital	(0.04)	(0.25)	—	(0.64)	—
Total dividends and distributions to shareholders	(2.14)	(1.16)	(7.49)	(7.80)	(1.50)
Redemption fees retained by the Fund	0.02	0.02	0.04	0.01	0.15
Net increase (decrease) in net asset value	8.28	(22.56)	(19.60)	11.05	6.09
Net asset value, end of year	$36.26	$27.98	$50.54	$70.14	$59.09
Total investment return	37.82%	–42.60%	–18.58%	32.62%	14.41%[c]
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$69.5	$41.6	$47.1	$123.3	$89.3
Ratio of expenses to average daily net assets (before expense reduction)	1.51%[d]	1.41%	1.27%	1.25%	1.57%
Ratio of expenses to average daily net assets (net of expense reduction)	1.30%	1.29%	1.21%	1.25%	1.30%
Ratio of net investment income to average daily net assets (before expense reduction)	1.93%	2.13%	0.66%	0.84%	0.09%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.14%	2.25%	0.72%	0.85%	0.36%
Portfolio turnover rate	170%	127%	228%	109%	158%

a  Calculation based on average shares outstanding.

b  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Without the benefit of the redemption fees, the total investment return would have been 14.12%.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value. 59.9% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bermuda	$1,276,667	$1,276,667	$—	—
Common Stock—Brazil	972,267	972,267	—	—
Common Stock—Canada	5,823,643	5,823,643	—	—

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Hong Kong	$49,750,459	$2,332,843	$47,417,616	—
Common Stock—Singapore	7,160,039	1,066,733	6,093,306	—
Common Stock—United Kingdom	18,554,342	574,107	17,980,235	—
Common Stock—Unites States	79,064,834	79,064,834	—	—
Common Stock—Other Countries	72,739,626	—	72,739,626	—
Money Market Funds	4,320,000	—	4,320,000	—
Total Investments	$239,661,877	$91,111,094	$148,550,783	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2009, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended December 31, 2009, and through April 30, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.65% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class I shares.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. Effective October 1, 2009, the advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor. The advisor retains the remaining 50% of the advisory fee received from the Fund. Prior to October 1, 2009, the advisor paid the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the advisory fee received by the advisor from the Fund. For the year ended December 31, 2009, the advisor paid the subadvisors $257,676, $74,223 and $74,223 respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2009, the Fund paid the advisor $30,475 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For year ended December 31, 2009, the Fund has been advised that the distributor received $23,541 in sales commissions from the sale of Class A shares and that the distributor also received $4,150 and $12,278 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,064 from the Fund for the year ended December 31, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009, totaled $314,706,108 and $255,925,333 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2009	2008
Ordinary income	$11,977,705	$3,461,001
Tax return of capital	215,582	1,094,002
Total dividends and distributions	$12,193,287	$4,555,003

As of December 31, 2009, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$235,639,494
Gross unrealized appreciation	$6,517,607
Gross unrealized depreciation	(2,495,224)
Net unrealized appreciation	$4,022,383

As of December 31, 2009, the Fund had a net capital loss carryforward of $89,755,153, of which $54,868,623 will expire on December 31, 2016 and $34,886,530 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and passive foreign investment companies and permanent book/tax differences primarily attributable to income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $60,329, accumulated net realized loss was charged $2,782,088 and accumulated net investment income was credited $2,842,417. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	2,886,472	$92,352,252	2,405,883	$104,023,515
Issued as reinvestment of dividends and distributions	126,954	4,366,544	40,631	1,301,780
Redeemed	(1,432,615)	(42,377,742)	(1,900,799)	(74,956,256)
Redemption fees retained by the Fund[a]	—	51,559	—	38,797
Net increase	1,580,811	$54,392,613	545,715	$30,407,836
CLASS B:
Sold	1,116	$37,131	20,632	$903,731
Issued as reinvestment of dividends and distributions	1,843	62,868	963	29,460
Redeemed	(19,913)	(537,274)	(24,093)	(859,174)
Redemption fees retained by the Fund[a]	—	1,404	—	1,489
Net increase (decrease).	(16,954)	$(435,871)	(2,498)	$75,506
CLASS C:
Sold	496,162	$16,218,476	1,455,201	$63,026,545
Issued as reinvestment of dividends and distributions	41,769	1,425,078	21,914	679,964
Redeemed	(631,631)	(17,029,922)	(964,215)	(36,621,303)
Redemption fees retained by the Fund[a]	—	29,756	—	26,358
Net increase (decrease)	(93,700)	$643,388	512,900	$27,111,564

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS I:
Sold	816,674	$26,517,947	1,137,886	$45,685,046
Issued as reinvestment of dividends and distributions	99,611	3,419,119	44,795	1,373,670
Redeemed	(488,563)	(13,271,046)	(625,716)	(23,789,765)
Redemption fees retained by the Fund[a]	—	37,199	—	23,832
Net increase	427,722	$16,703,219	556,965	$23,292,783

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 29, 2010. (The credit agreement was subsequently renewed under similar terms and expires January 28, 2011). The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2009, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occuring after December 31, 2009 and through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2010

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2009 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,440,420.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $400,603. The Fund generated net foreign source income of $3,805,377 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 56	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC, the Fund's Distributor.	18	1991 to present

Martin Cohen Age: 61	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	1991 to present

  (table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 67	Director	Until next election of directors	Consultant. Board Member United States Department of Defense Business Board; Vice-chair Global Heritage Fund; Chair of the Advisory Committee, The Posse Foundation, DC; Finance Chair, District of Columbia Public Libraries. Government service: former Undersecretary of State for Management, US Department of State; previously Assistant Secretary of Interior for Policy Management and Budget, US Department of Interior. Private employment includes Senior Vice President National Trust for Historic Preservation, Treasurer UMWA Health and Retirement Funds.	18	2001 to present

George Grossman Age: 56	Director	Until next election of directors	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 67	Director	Until next election of directors	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	18	2004 to present

Richard J. Norman Age: 66	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army, Member: DC Dept. of Corrections Chaplain's Corps. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	18	2001 to present

  (table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 66	Director	Until next election of directors	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington DC office.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	Until next election of directors	Board member of Essex Property Trust Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 63	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with the advisor (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 32	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 43	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSFAX
B—CSFBX
C—CSFCX
I— CSSPX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance of course, is no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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ANNUAL REPORT

DECEMBER 31, 2009

CSFAXAR

Item 2. Code of Ethics.

On October 1, 2009, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material changes to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions were (i) a shortened preclearance window, (ii) the implementation of a 30-day holding period to sell securities at a profit, (iii) limitations on the frequency of trading, and (iv) a preclearance requirement for exchange traded funds. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$47,000	$47,000
Audit-Related Fees	0	0
Tax Fees	6,000	19,635
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	$110,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were $6,000 and $129,635, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	March 8, 2010